Exhibit 10.1

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. AMENDMENT/MODIFICATION NO. 189	2. EFFECTIVE DATE 06/01/2020	3. REQUISITION NO.	PAGE OF 1 2
4. ISSUED BY	CODE 5ACAAQ	5. ADMINISTERED BY (if other than item 4)	CODE 5ACAAQ
JESSICA J. STRINGER Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-5527 TELEPHONE FAX EMAIL		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

6. SUPPLIER NAME AND ADDRESS	CODE 000389122		7A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			7B. DATED (SEE ITEM 9)
TELEPHONE FAX EMAIL		x	8A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
8B. DATED (SEE ITEM 10)
04/23/2013
9. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered Solicitation is amended as set forth in items 7A and 11. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 6 and 13, and returning   1   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or email which includes a reference to the solicitation and amendment number. YOUR OFFER MAY BE REJECTED IF ACKNOWLEDGEMENT OF THIS AMENDMENT IS NOT RECEIVED AT THE PLACE DESIGNATED AND PRIOR TO THE HOUR AND DATE SPECIFIED. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or email, provided each letter or email makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

10. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACT / ORDER IN ITEM 8A. IT MODIFIES THE CONTRACT/ORDER NO. AS SET FORTH IN ITEM 11.

☐	A. THIS CHANGE IS ISSUED PURSUANT TO CLAUSE: (Specify clause by number and name)

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF MUTUAL AGREEMENT.
☒	D. OTHER: (Specify type of modification and authority) Mutual Agreement of the Contracting Parties

E. IMPORTANT: Supplier ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

11. DESCRIPTION OF AMENDMENT/MODIFICATION

The purpose of this modification is to incorporate Operating Period 81 (June 2020)

Charters into the ACN-13-FX contract, with the following conditions:

A) Once the Charters are scheduled they cannot be canceled.

B) All Service and Scan reductions in payment, related to the Day Network only, will be eliminated. This relief does not apply to the Night Network.

C) Volume will be inducted into the network at the Memphis Hub and will incur appropriate tier pricing and will be processed normally, except for volume transported from EWR directly to SJU.

FedEx will notify the Postal Service if the tender requirement is different than what is

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 7A or 8A, as heretofore changed, remain unchanged and in full force and effect.

12. ACCOUNTING DATA	A. AWARD PAYMENT TERMS	B. NET CHANGE

13. SUPPLIER (Name, Date, Signature) Ron D. Stevens /s/ RON D. STEVENS TITLE: Vice President TELEPHONE: EMAIL: 12-2-2020	14. UNITED STATES POSTAL SERVICE (CO’s Name, Date, Signature) Brian Mckain /s/ BRIAN MCKAIN TITLE: Contracting Officer TELEPHONE: EMAIL: brian.m.mckain@usps.gov 12-2-2020

CONTINUATION SHEET	REQUISITION NO.	PAGE 2	OF 2

CONTRACT/ORDER NO. ACN-13-FX/189	AWARD/ EFFECTIVE DATE 06/01/2020	MASTER CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	DESCRIPTION OF GOODS/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
9

currently in the contract. Delivery does not change. Payments for said charters will be paid as part of the Operating Period reconciliation.

—

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

Period of Performance: 09/30/2013 to 09/29/2024

Change Item 9 to read as follows:

Ad Hoc Charter Option

Account Number: 53703

This value is for estimation purposes only.

Omitted Attachment

An attachment to this exhibit regarding certain charter services to be provided by FedEx for the U.S. Postal Service has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally a copy of the attachment to the Securities and Exchange Commission or its staff upon request.

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.